                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                              SMARTIRE SYSTEMS INC.

                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              SMARTIRE SYSTEMS INC.
                         Suite #150, 13151 Vanier Place
                   Richmond, British Columbia, Canada V6V 2J1

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

On Friday, January 14, 2000, SmarTire Systems Inc. (the "Company") will hold its 1999 Annual General Meeting of Shareholders (the "Meeting") at the Hilton Vancouver Airport Hotel, 5911 Minoru Boulevard, Richmond, British Columbia, Canada. The Meeting will begin at 10:00 a.m., Vancouver time.

At the Meeting, the shareholders will be asked:

1.   To receive and consider the Report of the Directors to the Members;

2. To receive and consider the financial statements of the Company together with the auditor's report thereon for the fiscal year ended July 31, 1999;

3. To appoint the auditor for the Company to hold office until the next annual general meeting of the Company;

4. To authorize the directors to fix the remuneration to be paid to the auditors;

5. To consider and, if thought fit, to approve an ordinary resolution to set the number of directors at seven (7);

6. To elect directors to hold office until the next annual general meeting of the Company; and

7. To transact such further or other business as may properly come before the Meeting and any adjournments thereof.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS OUTLINED IN THIS PROXY STATEMENT AND INFORMATION CIRCULAR.

At the Meeting, the Company will also report on its 1999 business results and other matters of interest to shareholders.

A Proxy Statement and Information Circular and Proxy Form accompany this Notice of Meeting. These documents provide additional information relating to the matters to be dealt with at the Meeting and form part of this Notice of Meeting.

The share transfer books of the Company will not be closed, but the Board of Directors has fixed December 3, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Each registered shareholder at the close of business on that date is entitled to such notice and to vote at the Meeting in the circumstances set out in the accompanying Proxy Statement and Information Circular.

Your vote is important. If you are unable to attend the meeting in person, please complete, sign and date the enclosed Proxy Form and return the same in the enclosed return envelope provided for that purpose. If you receive more than one Proxy Form because you own shares registered in different names or addresses, each Proxy Form should be completed and returned. The completed form of proxy must be received by Pacific Corporate Trust Company not later than 48 hours prior to the commencement of the Meeting (or if adjourned or postponed, any reconvening thereof), at Suite 830, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, or by fax at (604) 689-8144. However, the Chairman of the Meeting has the discretion to accept proxies filed less than 48 hours prior to the commencement of the Meeting (or, if adjourned or postponed, any reconvening thereof).

DATED at Vancouver, British Columbia, this 3rd day of December, 1999.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ ROBERT V. RUDMAN
---------------------------------------
ROBERT V. RUDMAN,
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

                              SMARTIRE SYSTEMS INC.
                            #150, 13151 VANIER PLACE,
                   RICHMOND, BRITISH COLUMBIA, CANADA V6V 2J1


                    PROXY STATEMENT AND INFORMATION CIRCULAR

                      IN CONNECTION WITH THE ANNUAL GENERAL
                     MEETING TO BE HELD ON JANUARY 14, 2000

             (As at November 15, 1999 except as otherwise indicated)


MANAGEMENT SOLICITATION

This Proxy Statement and Information Circular is furnished to the members (the "Shareholders") by the Board of Directors of SmarTire Systems Inc. (the "Company") in connection with the solicitation of proxies to be voted at the Annual General Meeting (the "Meeting") of the Shareholders to be held at 10:00 a.m. (Vancouver time) on Friday, January 14, 2000 or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders (the "Notice of Meeting").

The solicitation will be conducted by mail and may be supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company does not reimburse Shareholders, nominees or agents for the cost incurred in obtaining from their principal authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation will be borne by the Company.

References in this Proxy Statement and Information Circular to "member" or "Shareholder" or "Shareholders" are references to the holder or holders of record of shares of common stock without par value of the Company (the "Common Shares").

This Proxy Statement and Information Circular and the accompanying Proxy Form are being delivered to Canadian and United States intermediaries holding Common Shares on behalf of another person or company and are being mailed to registered Shareholders on or about December 10, 1999.

The principal executive offices of the Company are located at Suite #150, 13151 Vanier Place, Richmond, British Columbia, Canada, V6V 2J1.

All references in this Proxy Statement and Information Circular to dollars or $ are to Canadian dollars, unless otherwise specified.

CURRENCY EXCHANGE RATES

On October 29, 1999, the noon rate of exchange quoted by the Federal Reserve Bank of New York was $1.47 Canadian dollar per one United States dollar.

The following table reflects the rate of exchange quoted by the Federal Reserve Bank of New York for Canadian dollars per one United States dollar in effect at the end of the following periods and the average, high and low rates of exchange during such periods.

                                  Average   Close     High     Low
                                  -------   -----     ----     ---
Fiscal Year Ended 7/31/99           1.51     1.51     1.58     1.45
Fiscal Year Ended 7/31/98           1.43     1.51     1.51     1.37
Fiscal Year Ended 7/31/97           1.37     1.38     1.40     1.33
Fiscal Year Ended 7/31/96           1.35     1.37     1.38     1.33
Fiscal Year Ended 7/31/95           1.38     1.37     1.42     1.34


VOTING AND REVOCABILITY OF PROXIES

The persons named as proxyholders (the "designated persons") in the enclosed form of proxy were designated by the Directors of the Company. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) (WHICH MAY BE A COMPANY) TO ATTEND AND ACT FOR AND ON BEHALF OF THAT SHAREHOLDER AT THE MEETING, OTHER THAN THE DESIGNATED PERSONS IN THE ENCLOSED FORM OF PROXY. TO EXERCISE THIS RIGHT, THE SHAREHOLDER MAY DO SO BY STRIKING OUT THE PRINTED NAMES AND INSERTING THE NAME OF SUCH OTHER PERSON AND, IF DESIRED, AN ALTERNATE TO SUCH PERSON IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY.

In order to be voted, the completed form of proxy must be received by Pacific Corporate Trust Company not later than 48 hours prior to the commencement of the Meeting, at Suite 830, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, or by fax at (604) 689-8144. However, the Chairman of the Meeting has the discretion to accept proxies filed less than 48 hours prior to the commencement of the Meeting.

A proxy may not be valid unless it is dated and signed by the Shareholder who is giving it or by that Shareholder's attorney-in-fact duly authorized by that Shareholder in writing or, in the case of a corporation, dated and executed by any duly authorized officer of, or attorney-in-fact for, the corporation. If a form of proxy is executed by an attorney-in-fact for an individual Shareholder or joint Shareholders or by an officer or attorney-in-fact for a corporate Shareholder, the instrument so empowering the officer or attorney-in-fact, as the case may be, or a notarial copy thereof, should accompany the form of proxy.

A Shareholder who has given a proxy may revoke it at any time, before it is exercised, by an instrument in writing (a) executed by that Shareholder or by that

Shareholder's attorney-in-fact authorized in writing or, where that Shareholder is a corporation, by a duly authorized officer of, or attorney-in-fact for, the corporation; and (b) delivered either (i) to the registered office of the Company at Suite 800 - 885 West Georgia Street, Vancouver, British Columbia, V6C 3H1 (Attention: Bernard Pinsky) at any time up to and including the last business day preceding the day of the Meeting or, if adjourned or postponed, any reconvening thereof, or (ii) to the Chairman of the Meeting prior to the vote on matters covered by the proxy on the day of the Meeting or, if adjourned or postponed, any reconvening thereof; or in any other manner provided by law. Attendance at the Meeting and participation in a poll (ballot) by a Shareholder will automatically revoke the proxy. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

IN THE ABSENCE OF ANY INSTRUCTIONS, THE DESIGNATED PERSONS OR OTHER PROXY AGENT NAMED ON THE PROXY FORM WILL CAST THE SHAREHOLDER'S VOTES ON ANY POLL (BALLOT) FOR THE APPROVAL OF ALL THE MATTERS IN THE ITEMS SET OUT IN THE FORM OF PROXY AND IN FAVOR OF EACH OF THE NOMINEES NAMED THEREIN FOR ELECTION AS DIRECTORS.

The enclosed Proxy Form confers discretionary authority upon the persons named therein with respect to other matters which may properly come before the Meeting, including any amendments or variations to any matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting. At the date of this Proxy Statement and Information Circular, management of the Company knew of no such amendments, variations, or other matters to come before the Meeting.

In the case of abstentions from or withholding of the voting of shares on any matter, the shares which are the subject of the abstention or withholding ("non-voted shares") will be counted for determination of a quorum, but will not be counted as affirmative or negative on the matter to be voted upon.

No person has been authorized to give any information or to make any representation other than those contained in the Proxy Statement and Information Circular in connection with the solicitation of proxies and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. The delivery of this Proxy Statement and Information Circular shall not create, under any circumstances, any implication that there has been no change in the information set forth herein since the date of this Proxy Statement and Information Circular. This Proxy Statement and Information Circular does not constitute the solicitation of a proxy by anyone in any jurisdiction in which such solicitation is not authorized or in which the person making such solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, directly or indirectly.

The authorized capital of the Company consists of: 199,818,749 Common Shares without par value; and 20,000 Preferred Shares with a par value of $1,000 per share. The Company effected a 1 for 8 reverse split of its Common Shares effective December 24, 1997. As of November 15, 1999, there were 12,547,447 issued and outstanding Common Shares and no issued or outstanding Preferred Shares. The record date for determining the names of Shareholders entitled to receive the Notice of Meeting and to vote at the Meeting is the close of business on December 3, 1999.

Holders of Common Shares and Preferred Shares are entitled to vote at the Meeting. A Shareholder is entitled to one vote for each Common Share or Preferred Share that such Shareholder holds on the record date on the proposals to be acted upon at the Meeting and any other matter to come before the Meeting.

Members personally present, being not less than two and who hold or represent by proxy in the aggregate not less than one-tenth of the issued capital of the Company entitled to vote, constitutes a quorum. Abstentions are considered present for purposes of determining whether the quorum requirement is met. All proposals, other than a special resolution, require the affirmative vote by a simple majority of the votes cast in person or by proxy at the Annual General Meeting.

To the knowledge of the Company, the following beneficially own, directly or indirectly, shares carrying more than five percent (5%) of the voting rights attached to all shares of the Company:

--------------------------------------------------------------------------------------
                    NAME AND ADDRESS OF      AMOUNT AND NATURE OF
TITLE OF CLASS      BENEFICIAL OWNER         BENEFICIAL OWNERSHIP     PERCENT OF CLASS
--------------------------------------------------------------------------------------
Common Shares       TRW Inc.                 1,800,000(1)             14.3%(1)
                    1900 Richmond Rd.
                    Cleveland, OH
                    44124
--------------------------------------------------------------------------------------

(1) 900,000 of these shares represent currently exercisable share purchase warrants.

The following table shows: (i) the number of Common Shares beneficially owned by each of the directors and the Named Executive Officers (as defined herein) and all directors and executive officers as a group as of November 15, 1999 (excluding shares which such persons have the right to acquire within 60 days of November 15, 1999 but do not actually own), (ii) the number of Common Shares which each of such persons has the right to acquire within 60 days of November 15, 1999 but does not actually own, (iii) the total number of Common Shares which each of such persons owns as of November 15, 1999 and has the right to acquire within 60 days of November 15, 1999, and the percent of class.

                Name                      Total Number of Shares  Percent of Class
                                            Beneficially Owned
             Directors:
----------------------------------------  ----------------------  ----------------
Lawrence Becerra (1)                                     102,000             0.81%
John Bolegoh (2)                                         134,056             1.07%
Kevin Carlson (3)                                         13,070             0.10%
Mark Desmarais (4)                                        25,000             0.20%
Bernard Pinsky (5)                                        25,000             0.20%
Robert Rudman (6)                                        203,524             1.62%
Dana Stonerook                                               nil               nil

Named Executive Officers who are not
Directors or Nominees

Ian Bateman (7)                                           30,000             0.24%
Shawn Lammers (8)                                         21,519             0.17%
Gary Schlachter (9)                                       22,766             0.18%

Total Directors/ Executive Officers
(10 persons)                                             576,935             4.60%

(1) Mr. Becerra has incentive stock options for the right to purchase up to an aggregate of 25,000 Common Shares and a warrant for the right to purchase up to an aggregate of 37,500 Common Shares. The options and warrants are immediately exercisable.
(2) Includes 60,362 Common Shares owned by Mr. Bolegoh's wife and children. Mrs. Bolegoh has sole voting and dispositive power with respect to her shares, and Mr. Bolegoh disclaims beneficial ownership of such shares. Mr. Bolegoh has incentive stock options for the right to purchase up to an aggregate of 12,500 Common Shares. All options are immediately exercisable.
(3) Mr. Carlson has incentive stock options for the right to purchase an aggregate of 50,000 Common Shares. The options vest over time and currently 12,500 options are immediately exercisable.
(4) Mr. Desmarais has incentive stock options for the right to purchase an aggregate of 75,000 Common Shares. The options vest over time and currently 15,000 options are immediately exercisable.
(5) Mr. Pinsky has incentive stock options for the right to purchase an aggregate of 25,000 Common Shares. The options are immediately exercisable.
(6) Mr. Rudman has incentive stock options for the right to purchase an aggregate of 157,500 Common Shares. The options are immediately exercisable.
(7) Mr. Bateman has incentive stock options for the right to purchase an aggregate of 30,000 Common Shares. The options are immediately exercisable.
(8) Mr. Lammers has incentive stock options for the right to purchase an aggregate of 20,000 Common Shares. The options are immediately exercisable.
(9) Includes 266 Common Shares owned by Mr. Schlachter's wife. Mrs. Schlachter has sole voting and dispositive power with respect to her shares, and Mr. Schlachter disclaims beneficial ownership of such. Mr. Schlachter has incentive stock options for the right to purchase an aggregate of 17,500 Common Shares. Mr. Shlachter also holds a warrant for the right to purchase up to an aggregate of 2,500 Common Shares. The options and warrants are immediately exercisable.
(10) Based on beneficial shares owned, directly or indirectly, or over which control or direction is exercised at November 15, 1999. The issued and outstanding Common Shares of the Company at November 15, 1999 were 12,547,447.

CHANGES IN CONTROL

The Company is unaware of any contract or other arrangement, the operation of which may at a subsequent date result in a change of control of the Company.

ELECTION OF DIRECTORS

The directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are appointed. In the absence of instructions to the contrary, the enclosed proxy will be voted for the nominees herein listed.

The Board of Directors of the Company presently consists of seven (7) members.

Advance notice of the Meeting inviting nominations for directors of the Company was published in The Province newspaper in Vancouver, British Columbia, on November 15, 1999 in accordance with Section 111 of the Company Act (British Columbia), and delivered to the British Columbia Securities Commission on November 1, 1999 in accordance with National Policy No. 41. The Shareholders will be asked to pass an ordinary resolution to set the number of directors of the Company at seven (7). Management of the Company proposes to nominate each of the following persons for election as a director. Information concerning such persons, as furnished by the individual nominees, is as follows:

 Name, Country of Ordinary        Principal Occupation or Employment          Age as at       Date on Which
  Residence and Position           And, if not an Elected Director,          October 31,       The Nominee
   Held with the Company        Occupation During the Past Five Years           1999             Became a
                                                 (1)                                          Director of the
                                                                                                 Company
---------------------------- --------------------------------------------- ----------------- ----------------
LAWRENCE BECERRA *           Principal and founder of West Sussex                 47           March 30/98
United Kingdom               Trading, Inc.
DIRECTOR

JOHN BOLEGOH                 Vice President, Operations, SmarTire                 55            Dec. 2/93
Canada                       Systems Inc.
VICE-PRESIDENT OF
OPERATIONS and DIRECTOR

KEVIN CARLSON                Chief Financial Officer and Corporate                38            Dec 17/98
Canada                       Secretary, SmarTire Systems Inc.
CHIEF FINANCIAL OFFICER,
CORPORATE SECRETARY and
DIRECTOR

MARK DESMARAIS **            President and Chief Operating Officer,               45           Aug. 19/98
United States                SmarTire Systems Inc.
PRESIDENT, CHIEF OPERATING
OFFICER, AND DIRECTOR

BERNARD PINSKY *             Lawyer and partner at Clark, Wilson.                 45           Aug. 19/98
Canada
DIRECTOR

ROBERT RUDMAN *              Chairman and Chief Executive Officer,                52           Sept. 22/93
Canada                       SmarTire Systems Inc.
CHAIRMAN, CHIEF EXECUTIVE
OFFICER and DIRECTOR

DANA STONEROOK               Vice President, Customer Development                 42            June 4/99
United States                TRW Automotive Electronics
DIRECTOR

 *   Member of the Audit Committee

 **  Member of the Compensation Committee

(1) Principal occupations or employment within the five preceding years can be found in the following section "Business Experience and Principal Occupation of Directors, Executive Officers and Significant Employees."


BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION OF DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

The present and principal occupations of the Company's directors and executive officers during the last five years are set forth below:

IAN BATEMAN:

     Mr. Bateman is the Managing Director for SmarTire (Europe) Limited. He is a U.K. resident and has extensive sales, marketing and senior managerial experience in a variety of facets of European automotive industries. From 1966 to 1973 he was a manager with Mid Bucks Automotive Limited. During 1973 to 1979 Mr. Bateman was a manager with Renault U.K. Limited, and was instrumental in the formation of a direct sales company in the U.K. with a sales budget of pound sterling 100 million per year. Between 1979 and 1991 he operated his own marketing company which expanded to supply every European car manufacturer/importer, with the exception of just three, with an overall turnover of pound sterling 10 million per year. From 1991 and prior to joining SmarTire (Europe) Limited, Mr. Bateman carried out independent consulting services, most importantly with Otter Controls Limited, which was implementing a marketing program for a tire-monitoring system.


LAWRENCE BECERRA:

     Mr. Becerra has an extensive background in international finance. Since 1996, he has been the principal and founder of West Sussex Trading, Inc. which is involved in corporate finance activities. Between 1992 and 1996 Mr. Becerra was the Senior Proprietary Trader promoted from the position of Manager of European Money Market Trading for Goldman Sachs International in London, England. Between 1987 and 1992 Mr. Becerra was the Managing Director for Czarnikow Financial Futures. Between 1984 and 1987, he held the position of Senior Trader with TransMarket Group, Inc. Between 1976 and 1984, Mr. Becerra worked for Continental Bank in London and ended his tenure as the Executive Director representing all trading activities for the company. He attended Middlebury College in Middlebury, Vermont between 1970 and 1974 and Hackley School in Tarrytown, New York between 1968 and 1970.


JOHN BOLEGOH:

     Mr. Bolegoh has an extensive background in tire product engineering, including twenty years with Michelin Technical Services Canada Limited in positions of increasing responsibility. Mr. Bolegoh joined the Company in 1991. His responsibilities include defining necessary product capabilities and designs for entering various markets; establishing contacts to promote awareness of the Company's technologies; locating and exploring business possibilities with potential distributors; and providing customer relations, problem solving, training and sales assistance. Mr. Bolegoh specialized in mechanical technology at the Hamilton Institute of Technology in Hamilton, Ontario.


KEVIN CARLSON:

     Mr. Carlson joined the Company in November 1998. Mr. Carlson is responsible for Finance, Treasury, Accounting, Taxation, Legal, Management Information Systems and Administration. Prior to joining the Company, Mr. Carlson was Chief Financial Officer of a publicly traded biotechnology company. Previously, he was Chief Financial Officer for three other publicly traded companies. Mr. Carlson spent eight years with KPMG in Calgary, Alberta. In addition to his Chartered Accountancy designation, Mr. Carlson holds a Bachelor of Commerce Degree from the University of Calgary.


MARK DESMARAIS:

     Mr. Desmarais joined the Company as President and Chief Executive Officer of SmarTire USA, Inc. in March 1999. In June 1999 Mr. Desmarais was appointed to the additional role of President and Chief Operating Officer of the Company. Prior to joining the Company, Mr. Desmarais has served as Director, Product Planning, North America, for TRW Automotive Electronics Group since September 1995. Mr. Desmarais joined TRW in 1991 at the company's Marshall, Illinois, electronics plant, where he served as manufacturing manager, manufacturing engineering manager and then advanced manufacturing engineering manager over a four-year period. Mr. Desmarais' more than 21 years of business experience spans a variety of industries, including tire technology, consumer products, defense, industrial control systems and automotive electronics. Mr. Desmarais holds a master's degree in management from the Kellogg Graduate School of Management at Northwestern University, Evanston, Illinois, and a master's degree in materials engineering and a bachelor's degree in mechanical engineering from Worcester Polytechnic Institute, Worcester, Massachusetts. He is a member of the Society of Automotive Engineers.


SHAWN LAMMERS:

     Mr. Lammers is the Vice President, Engineering. Mr. Lammers is a professional engineer, with a Bachelor of Applied Science degree from the University of British Columbia, specializing in computer engineering. He has developed software for MS-DOS, Windows, UNIX Workstations and Amiga platforms. Mr. Lammers has been with the Company since its inception and is responsible for the development of the patented remote sensing technology utilized in SmarTire's products. He has been the chief engineer in respect to the design, development and production of the Company's passenger car TMS, the commercial vehicle TMS and the industrial equipment TMS.


BERNARD PINSKY:

     Mr. Pinsky is a partner practicing corporate and securities law at Clark, Wilson, one of Vancouver's most established and respected law firms. Mr. Pinsky was called to the bar in 1980 and has advised a variety of public and private companies on legal matters related to acquisitions, mergers, takeovers, initial public offerings, secondary financings, public company disclosure requirements and stock exchange practice. Mr. Pinsky has been corporate and securities counsel for the Company since 1993.

ROBERT RUDMAN:

     Mr. Rudman is a Chartered Accountant with 15 years of experience assisting public companies, especially on the VSE. Mr. Rudman joined the Company in March 1993 as the Chief Financial Officer after serving as an independent financial consultant for several months. He became the President and Chief Executive Officer of SmarTire Systems on January 19, 1996. Prior to joining the Company, Mr. Rudman was manager of a California based sales contract financing firm. Previously, he was a partner in a consulting firm providing professional assistance to publicly traded companies. Mr. Rudman became a Chartered Accountant in 1974 and worked with Laventhol & Horwath and Price Waterhouse & Co. in Winnipeg, Manitoba. In addition to his Chartered Accountancy designation, Mr. Rudman holds a Bachelor of Arts degree and graduate business diploma from Lakehead University in Thunder Bay, Ontario.


GARY SCHLACHTER:

     Mr. Schlachter joined the Company on April 21, 1997 as the Executive Vice President, Sales and Marketing for SmarTire USA. Mr. Schlachter is responsible for developing and directing the sales and marketing program of the Company's passenger car and commercial vehicle TMS product lines for North America. He has over fifteen years management and marketing experience in the tire industry. Prior to joining SmarTire, Mr. Schlachter was Business Development Manager, responsible for retail development programs, for Continental General Tire. Previously, he served in several management posts at Michelin North America including Business Development Manager, Eastern United States, Manager Special Accounts Training Program, and Manager, Product Training and Dealer Program. Mr. Schlachter is a graduate of Central Michigan University.


DANA STONEROOK:

     Mr. Stonerook has been Vice President, Customer Development, TRW Automotive Electronics since January 1999. The group, a unit of TRW Inc., is a leading producer of electronic safety, security and convenience systems for the global automotive electronics market. Mr. Stonerook has an extensive background in international customer relations, electrical engineering and program management. Mr. Stonerook was working for Eagle Monitor Systems, Inc. as manager of design development when TRW Inc. acquired the company in 1981. He has held a number of posts of increasing responsibility within TRW since that time. Mr. Stonerook was named Vice President, Sales, North and South America, for TRW Automotive Electronics Group in September 1995. He was appointed Vice President, Sales and Marketing, Automotive Electronics, North America, for the group in April 1996 and held the position until his present assignment. Mr. Stonerook holds a

     Bachelor of Science degree in electrical engineering from DeVry Institute of Technology, Chicago.


SECTION 16(a) REPORTING

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and beneficial owners of more than 10% of the outstanding Common Shares (collectively, "reporting persons") to file with the U.S. Securities and Exchange Commission reports of ownership and changes in ownership of equity securities of the Company. Based solely upon its review of such reports and written representations from the reporting persons that Forms 5 were either filed or not required to be filed by such reporting persons, the Company believes that all of the reporting persons (10 persons total) complied with the Section 16(a) filing requirements during the year ended July 31, 1999.

BOARD AND COMMITTEE MEETINGS

The Board of Directors of the Company held three formal meetings during the year ended July 31, 1999. All other proceedings of the Board of Directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by all the directors are, according to the Company Act (British Columbia) and the Articles of the Company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Pursuant to the requirements of the Company Act (British Columbia), the Company also has an Audit Committee of its Board of Directors presently consisting of Lawrence Becerra, Bernard Pinsky and Robert Rudman. The function of the Audit Committee is to review financial statements with the auditors and to report thereon to the Board of Directors. During fiscal 1999, there were no formal meetings of the Audit Committee. The business of the Audit Committee was conducted by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the Audit Committee.

The Company has a Compensation Committee made up of Ian Bateman, William Cronin (Director, SmarTire USA, Inc.), Mark Desmarais and Al Page (Director, SmarTire (Europe) Limited). The function of the Compensation Committee is to investigate and recommend to the directors appropriate levels and types of compensation for directors, officers and employees of the Company. During fiscal 1999, there were several meetings held by this Committee.

The Company does not have a standing Nominating Committee.

During 1999, each incumbent director attended at least 75% of the aggregate of
(i) the total number of meetings of the Board of Directors held during the period for which he was a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period on which he served.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

The services of Robert Rudman, Director, Chairman and Chief Executive Officer of the Company, are provided to the Company pursuant to a Management Agreement dated February 1, 1998. See "Management Agreements and Termination of Employment and Change in Control Arrangements."

The services of Mark Desmarais, Director, President and Chief Operating Officer of the Company, are provided to the Company pursuant to a Management Agreement dated June 1, 1999. See "Management Agreements and Termination of Employment and Change in Control Arrangements."

The services of Gary Schlachter, Director and Executive Vice-President Sales and Marketing of SmarTire USA Inc., are provided to the Company pursuant to a Management Agreement dated April 15, 1997. See "Management Agreements and Termination of Employment and Change in Control Arrangements."

The services of Ian Bateman, Managing Director of SmarTire (Europe) Limited, are provided to the Company pursuant to a Management Agreement dated February 16, 1998. See "Management Agreements and Termination of Employment and Change in Control Arrangements."

The services of Bernard Pinsky, Director, are provided through the law firm of Clark, Wilson of which Mr. Pinsky is a partner. Clark, Wilson sends accounts to the Company for Mr. Pinsky's time expended.

FAMILY RELATIONSHIPS

There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

INVOLVEMENT IN LEGAL PROCEEDINGS

The Company was not involved in any legal proceedings as at November 15, 1999.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The Company has no formal plan for compensating its directors for their services in their capacity as directors although such directors have received from time to time and are expected to receive in the future incentive stock options to purchase Common Shares as awarded by the Board of Directors in consultation with the Compensation Committee. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. The Board of Directors may award special remuneration to any director undertaking any special services on behalf of the Company other than services ordinarily required of a director. Other than indicated below, no director received and/or accrued any compensation for his services as a director, including committee participation and/or special assignments. A director who is a professional consultant, such as a lawyer, charges the Company for time expended to attend meetings at an agreed hourly rate. Mr. Pinsky is a lawyer with Clark, Wilson which receives fees for legal services provided to the Company. Mr. Becerra is a principal of West Sussex Trading, Inc., which has received commissions pursuant to financings arranged by the Company.

There are no arrangements or plans in which the Company provides pension, retirement or similar benefits for directors or executive officers.

Other than the management agreements and advisory agreements discussed herein, the Company presently has no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to the Company's directors or executive officers, except that stock options have been and may be granted at the discretion of the Board or a committee thereof.


SUMMARY OF EXECUTIVE COMPENSATION

Particulars of compensation awarded to, earned by or paid to:

     (a)  the Company's chief executive officer (the "CEO");

     (b) each of the Company's four most highly compensated executive officers who were serving as executive officers at the end of the most recently completed financial year and whose total salary and bonus exceeds $100,000 per year; or

     (c) any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of the Company at the end of the most recently completed financial year;

(the "Named Executive Officers") are set out in the summary compensation table below. Except as indicated, all dollar amounts set forth below with respect to the applicable year ended July 31, are expressed in Canadian dollars (see "Currency Exchange Rates").

During 1999, nine (9) individuals served as executive officers of the Company at various times: Robert Rudman, Mark Desmarais, Kevin Carlson, Kenneth Morgan, John Bolegoh, Shawn Lammers, Joseph Merback, Gary Schlachter, and Ian Bateman.

                                                     SUMMARY COMPENSATION TABLE

                                 ANNUAL COMPENSATION                      LONG TERM COMPENSATION(1)
                            --------------------------------   ---------------------------------------------------
                                                                         AWARDS             PAYOUTS
---------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL YEAR     SALARY    BONUS        OTHER        SECURITIES    RESTRICTED       LTIP      ALL OTHER
     POSITION                                      ANNUAL       UNDERLYING     SHARES OR     PAYOUTS       COMPEN-
                                                  COMPEN-      OPTIONS/SARS   RESTRICTED                   SATIONS
                                                   SATION        GRANTED         SHARE
                                                     (1)                         UNITS
------------------ ----    --------  -------    ------------   ------------   -----------    -------   ------------
Robert V. Rudman   1999    $247,301  $90,000       Nil            Nil           Nil            Nil         Nil

Chairman and Chief 1998    $161,058    Nil      $41,000(2)      220,000         Nil            Nil         Nil
Executive Officer
                   1997    $101,785    Nil         Nil           62,500         Nil            Nil         Nil


Gary Schlachter    1999    $142,695    Nil         Nil            Nil           Nil            Nil         Nil

Executive          1998    $118,250  $28,600       Nil            Nil           Nil            Nil         Nil
Vice-President
Sales and          1997     $29,077    Nil         Nil           25,000         Nil            Nil         Nil
Marketing,
SmarTire USA
Inc.

Joseph Merback     1999    $165,301    Nil         Nil            Nil           Nil            Nil     $283,434(3)

Former             1998    $129,869  $35,750    $42,900(2)      118,750         Nil            Nil         Nil
President and CEO
USA Inc.           1997       Nil      Nil      $76,000(2)       37,500         Nil            Nil         Nil
of SmarTire

Mark Desmarais(4)  1999     $81,244  $66,093          Nil        75,000         Nil            Nil     $ 66,667

President and
Chief Operating
Officer,
President and CEO
of SmarTire
USA Inc.

Ian Bateman (5)    1999    $135,351  $37,032          Nil        10,000         Nil           Nil          Nil

Managing Director
SmarTire (Europe)
Limited

(1) The value of perquisites and other personal benefits, securities and property for the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus is not reported herein.
(2)  Amounts relate to advisory fees paid to Mr. Rudman and Mr. Merback.
(3) Pursuant to a separation agreement, Mr. Merback received 100,000 shares of the Company's common stock valued at $283,343.
(4) Mr. Desmarais commenced employment with the Company on March 29, 1999. Mr. Desmarais received a signing bonus of US$25,000 (CDN$37,750) and 10,000 shares of the Company's common stock valued at $28,343. The Company also reimbursed Mr. Desmarais US$44,151 (CDN $66,667) for relocation costs.
(5)  Mr. Bateman commenced employment with the Company on February 2, 1998.

The following table sets out the details of all stock options granted to the Named Executive Officers during the most recently completed fiscal year:

       OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

                      NUMBER OF     % OF TOTAL
                      SECURITIES     OPTIONS/
                      UNDERLYING   SARS GRANTED
                       OPTIONS/    TO EMPLOYEES    EXERCISE
                        SARS         IN FISCAL       PRICE     EXPIRATION
       NAME           GRANTED(#)       YEAR        ($/SHARE)      DATE
-------------------- ------------- -------------- ----------- -----------
Robert Rudman                --                         --            --
Gary Schlachter              --          --             --            --
Joseph Merback               --          --             --            --
Mark Desmarais(1)        75,000          25.2%        US$4.00   March 29,
                                                                  2004
Ian Bateman              10,000           3.4%          $6.60  January 8,
                                                                  2004

----------

(1) Mr. Desmarais' options vest over time with 15,000 options currently exercisable.


The following table sets out the details of all stock options exercised during the most recently completed financial year by the Named Executive Officers and the financial year end values of the stock options held by the Named Executive Officers.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

-------------------------------------------------------------------------------------------------------------
                     SHARES     AGGREGATE   NUMBER OF SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                  ACQUIRED ON     VALUE       UNEXERCISED OPTIONS/SARS AT       IN-THE-MONEY OPTIONS/SARS AT
     NAME         EXERCISE(#)    REALIZED              FY-END(#)                         FY-END($)(1)
---------------   -----------   ---------   -------------------------------   -------------------------------
                                             EXERCISEABLE   UNEXERCISEABLE     EXERCISEABLE    UNEXERCISEABLE
Robert Rudman          17,500    $149,450        157,500            Nil              $6,400            Nil

Gary Schlachter          Nil        Nil           17,500            Nil                Nil             Nil

Joseph Merback           Nil        Nil             Nil             Nil                Nil             Nil

Mark Desmarais           Nil        Nil           15,000          60,000               Nil             Nil

Ian Bateman              Nil        Nil           30,000            Nil                Nil             Nil

(1) The closing price of the Common Shares on July 30, 1999 on NASDAQ Small Cap Market was US $1.94 per share.

There were no options held by the Named Executive Officers that were re-priced during the most recently completed financial year.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

No management functions of the Company are performed to any substantial degree by a person other than the directors or senior officers of the Company.

Effective February 1, 1998, the Board of Directors of the Company approved a new management agreement with Robert Rudman, regarding his position with the Company. The management agreement calls for payment of a base salary of US$150,000 per annum and a bonus payable in the Company's Shares based on achieving certain gross revenue levels. The term of the agreement is for five years.

The agreement with Mr. Rudman requires the Company to pay a termination allowance in the event of the termination by the Company of Mr. Rudman's employment except for just cause. The termination allowance is twice the annual salary and bonuses. A change of control of the Company is deemed to be a termination for the purposes of the agreements.

Effective April 15, 1997, the Board of Directors of the Company approved a management agreement with Gary Schlachter, regarding his position as Executive Vice President Sales and Marketing of SmarTire USA Inc., the Company's marketing subsidiary. The management agreement calls for payment of a base salary of US$90,000 per annum and a bonus based on achieving certain gross revenue levels. The term of the agreement is for two years. The agreement with Mr. Schlachter requires the Company to pay a termination allowance in the event of the termination by the Company of such individual's employment except for just cause. The termination allowance is six months salary and bonuses.

Effective February 16, 1998, the Board of Directors of the Company approved a management agreement with Ian Bateman, regarding his position as Managing Director of SmarTire (Europe) Limited, the Company's European subsidiary. The management agreement calls for payment of a base salary of pounds sterling 48,000 per annum and a bonus based on achieving certain business plan objectives. The term of the agreement is for two years. The agreement with Mr. Bateman requires the Company to pay a termination allowance in the event of the termination by the Company of such individual's employment except for just cause. The termination allowance is six months salary and bonuses.

Effective June 1, 1999, the Board of Directors of the Company approved a management agreement with Mark Desmarais, regarding his position as President, and Chief Operating Officer of the Company. The management agreement calls for payments of a base salary of US$160,000 per annum and a bonus based on achieving certain business plan objectives. There is no fixed term of the agreement and Mr. Desmarais must provide ninety days notice of his intention to terminate the agreement. The agreement with Mr. Desmarais requires the Company to pay a termination allowance in the event of the termination by the Company of such individual's employment except for just cause. The termination allowance is six months base salary.

Other than as discussed above, the Company has no plans or arrangements in respect of remuneration received or that may be received by Named Executive Officers of the Company in fiscal 1999 to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $100,000 per Named Executive Officer.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's compensation program for its executive officers is administered and reviewed by the Compensation Committee of the Board of Directors, made up of Mark Desmarais, William Cronin, Al Page and Ian Bateman.

STOCK INCENTIVE PROGRAM

The Company grants, and has in the past granted, to directors, officers and employees of the Company options to purchase Common Shares subject to and in accordance with the prevailing policies of the stock exchange on which the Company's shares were then listed. Options are granted based on the assessment by the Company's Board of Directors and/or Compensation Committee of the optionee's past and present contribution to the success of the Company. The Company's shares are presently listed for trading on the Nasdaq Small Cap Market. These options are not transferable and are exercisable from the date granted until the earliest of (i) such number of years (up to ten years) from the date of the grant, (ii) 30 days after the option holder leaves his position with the Company, and (iii) such number of days following the death of the optionee as is specified in each optionee's option agreement.

The Company has adopted two formal stock incentive plans (collectively, the "Stock Incentive Plans") which were approved by the Shareholders at the 1998 Annual General Meeting of the Company. One of the Stock Incentive Plans (the "1998 US Stock Incentive Plan") provides for Awards to Eligible Employees of the Company or of any Related Entity who are resident in the United States and/or subject to taxation in the United States; the other (the "1998 Stock Incentive Plan") provides for Awards to all other Eligible Employees of the Company of any Related Entity.

The maximum number of common shares of the Company issuable pursuant to all Awards granted under the Stock Incentive Plans is 900,000 shares, comprised of 600,000 common shares under the 1998 Stock Incentive Plan and 300,000 common shares under the 1998 US Stock Incentive Plan. The maximum number of common shares with respect to which Options and SARs may be granted to any Eligible Employee in any fiscal year of the Company is 300,000 shares, subject to adjustment in certain circumstances.

Copies of the Stock Incentive Plans are available for review during normal business hours at the Company's principal executive office at #150-13151 Vanier Place, Richmond, British Columbia, Canada, V6V 2J1, telephone (604) 276-9884.

INTEREST OF CERTAIN PERSONS AND OTHERS IN MATTERS TO BE ACTED UPON

Save and except the foregoing, or as disclosed elsewhere in this Proxy Statement and Information Circular, since August 1, 1998, being the commencement of the Company's last completed fiscal year, none of the following persons has any material interest, direct or indirect, in any transaction or proposed transaction which has materially affected or will materially affect the Company or any of its subsidiaries:

     (a)  any director or senior officer of the Company;

     (b)  any proposed nominee for election as a director of the Company;

     (c) any Shareholder holding, directly or indirectly, more than 10% of the voting rights attached to all the shares of the Company; and

     (d)  any associate or affiliate of any of the foregoing persons.


INDEBTEDNESS TO COMPANY OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

As at the end of the most recently completed fiscal year, there were two amounts owing to the Company by Directors. Mr. William Cronin (Director of SmarTire USA Inc.) was indebted to the Company in the amount of $25,619. This amount was repaid subsequent to year-end. Mr. John Bolegoh is indebted to the Company in the amount of $87,454. The debt is secured by 16,818 common shares of the Company. The debt is non-interest bearing and has no fixed terms of repayment.

APPOINTMENT OF AUDITOR

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the appointment of KPMG LLP, Chartered Accountants, of Vancouver, British Columbia, as the auditor of the Company to hold office for the ensuing year at a remuneration to be fixed by the Directors.

KPMG LLP were first appointed auditors of the Company on April 29, 1994. Representatives of KPMG LLP are expected to be present at the Meeting but not expected to make a statement. However, they are expected to be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS FOR FUTURE ANNUAL MEETINGS

Any Shareholder who intends to present a proposal for inclusion in the Company's Proxy Statement and Information Circular for the 2000 Annual General Meeting of Shareholders must submit such proposal by September 20, 2000.

OTHER MATTERS

To the best of the knowledge, information and belief of the Directors, there are no other matters which are to be acted upon at the Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

AVAILABLE DOCUMENTS

A COPY OF EACH OF THE FOLLOWING DOCUMENTS IS AVAILABLE ON REQUEST FROM THE CORPORATE SECRETARY OF THE COMPANY AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE AT #150 - 13151 VANIER PLACE, RICHMOND, BRITISH COLUMBIA, CANADA, V6V 2J1, TELEPHONE (604) 276-9884:

          (1) the Company's latest Annual Report on Form 10-KSB required under the United States Securities Exchange Act of 1934 which report is also filed with the British Columbia Securities Commission and serves as an annual information form pursuant to British Columbia securities laws and policies;

          (2) the comparative financial statements of the Company for the Company's most recently completed fiscal year in respect of which such financial statements have been issued together with the accompanying report of the auditors and any interim financial statements of the Company required by law and issued subsequent to such comparative financial statements; and

          (3) the Information Circular of the Company dated as of October 29, 1998 in connection with the Annual General Meeting of Shareholders held on December 17, 1998;

subject to (i) in the case of persons who are not securities holders of the Company, the payment of a reasonable charge and (ii) in any event, that the Company may require payment of a reasonable charge for exhibits to the annual Report on Form 10-KSB.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of this Proxy Statement and Information Circular have been approved and the mailing thereof to the Shareholders of the Company has been authorized by the Board of Directors of the Company.

ANNUAL REPORT

The Annual Report to the Shareholders of the Company for the fiscal year ended July 31, 1999, is being mailed to the Shareholders concurrently herewith, but such report is not incorporated into this Proxy Statement and Information Circular and is not deemed to be part of the proxy solicitation materials.


DATED at Richmond, British Columbia this 3rd day of December, 1999.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ ROBERT V. RUDMAN
-------------------------------------
ROBERT V. RUDMAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                      PROXY

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF SMARTIRE SYSTEMS INC., TO BE HELD AT THE HILTON VANCOUVER AIRPORT HOTEL, 5911 MINORU BOULEVARD, RICHMOND, BRITISH COLUMBIA, CANADA ON FRIDAY, JANUARY 14, 2000, AT 10:00 O'CLOCK IN THE FORENOON


THE UNDERSIGNED SHAREHOLDER OF THE COMPANY HEREBY APPOINTS ROBERT RUDMAN, the Chairman, CEO and a Director of the Company, or failing this person, BERNARD PINSKY, a Director of the Company, or in the place of the foregoing, ______________________, (Print the Name) as proxyholder for and on behalf of the Shareholder with the power of substitution to attend, act and vote for and on behalf of the Shareholder in respect of all matters that may properly come before the Meeting of the Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Shareholder were present at the said Meeting, or any adjournment thereof.

The Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Shareholder as specified herein.

RESOLUTIONS (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)

                                                                  For        Against
1.    To authorize the Directors to fix the remuneration to
      be paid to the auditor of the Company                      _____        _____


2.    To determine the number of Directors at seven (7)          _____        _____



                                                                  For        Withhold

3.    Appointment of Auditor                                     _____        _____

4.    To elect LAWRENCE BECERRA as a Director                    _____        _____

5.    To elect JOHN BOLEGOH as a Director                        _____        _____

6.    To elect KEVIN CARLSON as a Director                       _____        _____

7.    To elect MARK DESMARAIS as a Director                      _____        _____

8.    To elect BERNARD PINSKY as a Director                      _____        _____

9.    To elect ROBERT RUDMAN as a Director                       _____        _____

10.   To elect DANA STONEROOK as a Director                      _____        _____

================================================================================


THE UNDERSIGNED SHAREHOLDER HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN TO ATTEND AND VOTE AT SAID MEETING.

SIGN HERE:
                       --------------------------------------

PLEASE PRINT NAME:
                       --------------------------------------

DATE:
                       --------------------------------------

THIS PROXY MAY NOT BE VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION & INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.   THIS PROXY IS SOLICITED BY THE DIRECTORS OF THE COMPANY.

2. This form of proxy ("Instrument of Proxy") MAY NOT BE VALID UNLESS IT IS SIGNED by the Shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and IF EXECUTED BY AN ATTORNEY, OFFICER, OR OTHER DULY APPOINTED REPRESENTATIVE, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. IF THIS INSTRUMENT OF PROXY IS NOT DATED in the space provided, authority is hereby given by the Shareholder for the proxyholder to date this proxy on the date on which it is received by Pacific Corporate Trust Company.

4. A SHAREHOLDER WHO WISHES TO ATTEND THE MEETING AND VOTE ON THE RESOLUTIONS IN PERSON, may do so as follows:

     (a) IF THE SHAREHOLDER IS REGISTERED AS SUCH ON THE BOOKS OF THE COMPANY, simply register the Shareholder's attendance with the scrutineers at the Meeting.

     (b) IF THE SECURITIES OF A BENEFICIAL SHAREHOLDER are HELD BY A FINANCIAL INSTITUTION, (i) cross off the management appointees' names and insert the shareholder's name in the blank space provided; (ii) indicate a voting choice for each resolution or, alternatively, leave the choices blank if you wish not to vote until the Meeting; and (iii) sign, date and return the Instrument of Proxy to the financial institution or its agent. At the Meeting, a vote will be taken on each of the resolutions set out on this Instrument of Proxy and the Shareholder's vote will be counted at that time.

5. A SHAREHOLDER WHO IS NOT ABLE TO ATTEND THE MEETING IN PERSON BUT WISHES TO VOTE ON THE RESOLUTIONS, may do either of the following:

     (a) TO APPOINT ONE OF THE DESIGNATED PERSONS (MANAGEMENT APPOINTEES) named on the Instrument of Proxy, leave the wording appointing him as is, and simply sign, date and return the Instrument of Proxy. Where no choice is specified by a Shareholder with respect to a resolution set out on the Instrument of Proxy, a designated person acting as proxyholder will vote the securities as if the Shareholder had specified an affirmative vote.

     (b) TO APPOINT ANOTHER PERSON, who need not be a Shareholder of the Company, to vote according to the Shareholder's instructions, cross off the designated persons' names and insert the Shareholder's appointed proxyholder's name in the space provided, and then sign, date and return the Instrument of Proxy. Where no choice is specified by the Shareholder with respect to a resolution set out on the Instrument of Proxy, this Instrument of Proxy confers discretionary authority upon the Shareholder's appointed proxyholder.

6. THE SECURITIES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY POLL of a resolution that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7. If a registered Shareholder has returned the Instrument of Proxy, THE SHAREHOLDER MAY STILL ATTEND THE MEETING and may vote in person should the Shareholder later decide to do so. However, to do so, the Shareholder must record his/her attendance with the scrutineers at the Meeting and revoke the Instrument of Proxy in writing.


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         TO BE REPRESENTED AT THE MEETING, THIS INSTRUMENT OF PROXY MUST
  BE RECEIVED AT THE OFFICE OF "PACIFIC CORPORATE TRUST COMPANY" BY MAIL OR BY
     FAX AT LEAST 48 HOURS PRIOR TO THE COMMENCEMENT OF THE MEETING (OR, IF ADJOURNED OR POSTPONED, ANY RECONVENING THEREOF); THE CHAIRMAN HAS THE
    DISCRETION TO ACCEPT INSTRUMENTS OF PROXY FILED LESS THAN 48 HOURS PRIOR
       TO THE COMMENCEMENT OF THE MEETING (OR, IF ADJOURNED OR POSTPONED,
            ANY RECONVENING THEREOF). The mailing address of Pacific
          Corporate Trust Company is #830 - 625 Howe Street, Vancouver,
               B.C., V6C 3B9, and its fax number is (604)689-8144

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